                                                                  EXHIBIT (A)(2)

                              LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                               ENVIROQ CORPORATION
                         PURSUANT TO THE OFFER TO REDEEM
                           DATED NOVEMBER 9, 1998
                                       AND
                              LETTER OF TRANSMITTAL
                           TO ACCOMPANY CERTIFICATE(S)
                   REPRESENTING (PRIOR TO THE ENVIROQ MERGER)
                             SHARES OF COMMON STOCK
                                       OF
                               ENVIROQ CORPORATION


            THE OFFER TO REDEEM AND WITHDRAWAL RIGHTS WILL EXPIRE AT 9:00 A.M., BIRMINGHAM, ALABAMA TIME, ON TUESDAY, DECEMBER 15, 1998, THE DAY AFTER THE SPECIAL MEETING UNLESS THE OFFER TO REDEEM IS EXTENDED. ALL SHARES TENDERED HEREWITH WHICH ARE NOT REDEEMED IN THE REDEMPTION FOR ANY REASON SHALL BE EXCHANGED FOR SHARES OF INTREPID STOCK UNLESS A STOCKHOLDER PERFECTS ITS RIGHT TO DISSENT PRIOR TO THE ENVIROQ MERGER.

    The Depositary for the Offer to Redeem and Exchange Agent for the Share
                                  Exchange is:


                         By Hand, by Courier or by Mail:
                   AMERICAN STOCK TRANSFER AND TRUST COMPANY
                           40 Wall Street, 46th Floor
                            New York, New York 10005

                               -------------------

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED ON PAGE 11.

         THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         IF YOU WISH TO REDEEM SHARES OF ENVIROQ STOCK IN THE REDEMPTION, BUT DO NOT WANT THE REMAINING SHARES REPRESENTED BY THE CERTIFICATE(S) SUBJECT OF THIS LETTER OF TRANSMITTAL OF ENVIROQ STOCK TO BE EXCHANGED FOR SHARES OF INTREPID STOCK IN THE ENVIROQ MERGER UPON CONSUMMATION OF THE ENVIROQ MERGER, YOU MUST PERFECT AND NOT WITHDRAW YOUR RIGHT TO DISSENT WITH RESPECT TO SUCH SHARES PRIOR TO THE ENVIROQ MERGER.

         This Letter of Transmittal is to be completed by all stockholders (the "Stockholders") of Enviroq Corporation ("Enviroq") either if stock certificates ("Stock Certificates") evidencing shares of Enviroq Stock (as defined below) are to be forwarded herein or if delivery of shares is to be made by book-entry transfer to the account of American Stock Transfer and Trust Company (the "Depositary") at The Depository Trust Company or Philadelphia Depository Trust Company (each, a "Book-Entry Transfer Facility" and collectively, the "Book-Entry Transfer Facilities") pursuant to the book-entry transfer procedures described in the section captioned "THE REDEMPTION -- Procedure for Tendering Shares of Enviroq Stock" set forth in the Offer to Redeem (as defined below). Delivery of documents to a Book-Entry Transfer Facility in accordance with such Book-Entry Transfer Facility's procedures does not constitute delivery to the Depositary. This Letter of Transmittal shall also serve as the letter of transmittal to be used in connection with the Enviroq Merger. If any tender of shares of Enviroq Stock not accepted for payment pursuant to the Offer to Redeem or if Stock Certificates are submitted for more shares of Enviroq Stock than are tendered, certificates representing all shares of Enviroq Stock not purchased or tendered in the Offer to Redeem will be deemed surrendered pursuant to this Letter of Transmittal and will be exchanged for Stock Certificates representing shares of Intrepid Stock in the Enviroq Merger upon the consummation of the Enviroq Merger, unless the Stockholder perfects and does not withdraw its right to dissent prior to the Enviroq Merger in accordance with Delaware General Corporation Law 262 ("DGCL ss. 262").

[ ] CHECK HERE IF SHARES OF ENVIROQ STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES OF ENVIROQ STOCK BY BOOK-ENTRY TRANSFER):

         Name of Tendering Institution:
                                       ----------------------------------------
         CHECK BOX OF APPLICABLE BOOK-ENTRY TRANSFER FACILITY:
         [ ]      The Depository Trust Company
         [ ]      Philadelphia Depository Trust Company
         Account Number
                       --------------------------------------------------------
         Transaction Code Number
                                -----------------------------------------------


                                                          DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------------------------------------
    Name(s) and Address(es) of Registered Holder(s)
        Please complete exactly as name(s)                                    Stock Certificate(s) Tendered
        appear(s) on Stock Certificate(s))                                 (Attach additional list if necessary)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Number of
                                                       Stock Certificate     Total Number of shares of Enviroq         shares of
                                                       Number(s)(1), (2)        Stock Represented by Stock           Enviroq Stock
                                                                                  Certificate(s)(1), (2)              Tendered(3)
                                                       ----------------------------------------------------------------------------

                                                       ----------------------------------------------------------------------------

                                                       ----------------------------------------------------------------------------

                                                       ----------------------------------------------------------------------------

                                                       ----------------------------------------------------------------------------

                                                       ----------------------------------------------------------------------------

                                                       ----------------------------------------------------------------------------

                                                        Total shares of
                                                         Enviroq Stock
-----------------------------------------------------------------------------------------------------------------------------------

(1) Need not be completed by Stockholders delivering shares of Enviroq Stock by book-entry transfer.

(2) If any tendered shares of Enviroq Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates. You may either make additional copies of this Letter of Transmittal or request further copies from Enviroq or the Depository. See Instruction 4.

(3) Enviroq will redeem 42.698013% of all shares of Enviroq Stock being tendered. Unless otherwise indicated, it will be assumed that all described shares of Enviroq Stock are being tendered. The remainder of the 57.301987% of the shares of Enviroq being tendered will be exchanged for shares of Intrepid Stock in the Enviroq Merger upon consummation of the Enviroq Merger, unless you perfect your right to dissent from the Enviroq Merger. See Instruction 6.

                  IMPORTANT: IN ORDER TO ACCEPT THE OFFER TO REDEEM, THIS LETTER OF TRANSMITTAL MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO 9:00 A.M., BIRMINGHAM, ALABAMA TIME, ON TUESDAY, DECEMBER 15, 1998, THE DAY AFTER THE SPECIAL MEETING. IN ADDITION, STOCK CERTIFICATES (OR, IF TENDERED BY BOOK-ENTRY TRANSFER PROCEDURES, A BOOK- ENTRY CONFIRMATION AND AN AGENT'S MESSAGE) MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO 9:00 A.M., BIRMINGHAM, ALABAMA TIME, ON TUESDAY, DECEMBER 15, 1998.

To:      Enviroq Corporation

         The undersigned hereby tenders to Enviroq Corporation, a Delaware corporation ("Enviroq"), the above-described shares of Common Stock, par value $0.01 per share (the "Enviroq Stock"), of Enviroq, which are evidenced by some or all of the Stock Certificate(s) enclosed herewith upon the terms and subject to the conditions set forth in Enviroq's Offer to Redeem dated November 9, 1998, the receipt of which is hereby acknowledged, and this Letter of Transmittal (which together constitute the "Offer to Redeem"). The undersigned hereby presents for exchange to Intrepid Corporation ("Intrepid") certificates representing shares of Enviroq Stock that are not redeemed pursuant to the Redemption (the "Exchanged Shares") which shall be exchanged for shares of the common stock of Intrepid ("Intrepid Stock") in the merger of a subsidiary of Intrepid into Enviroq (the "Enviroq Merger") pursuant to the Agreement and Plan of Reorganization, dated April 22, 1998, among Enviroq, Intrepid and certain other parties as amended by Amendment No. 1 to Agreement and Plan of Reorganization and as amended and restated on October 29, 1998 (as amended and restated, the "Reorganization Agreement")

         Unless indicated by the undersigned, 42.698013% of the total number of shares of Enviroq Stock tendered by the undersigned in the Redemption and represented by the Stock Certificates accompanying this Letter of Transmittal will be redeemed by Enviroq pursuant to the Offer to Redeem (the "Redeemed Shares"). All remaining shares of Enviroq Stock ("Exchanged Shares") represented by the Stock Certificates that are not redeemed pursuant to the Offer to Redeem shall be deemed surrendered, and will be exchanged for Stock Certificates representing shares of Intrepid Stock in the Enviroq Merger upon the consummation of the Enviroq Merger, unless the Stockholder perfects its rights to dissent and otherwise complies with DGCL ss. 262.

         Subject to, and effective upon, consummation of the Enviroq Merger, in accordance with the terms of the Reorganization Agreement the undersigned hereby exchanges the Exchanged Shares in consideration for certificates representing shares of Intrepid Stock.

         Subject to, and effective upon, consummation of the Enviroq Merger, in accordance with the terms of the Reorganization Agreement, the undersigned hereby exchanges certificates representing the Exchanged Shares in consideration for certificates representing shares of Intrepid Stock in the Enviroq Merger upon the consummation of the Enviroq Merger, pursuant to the terms of the Reorganization Agreement.

         By executing this Letter of Transmittal, the undersigned irrevocably appoints William J. Long and Faye Johnston Bass of Enviroq (the "Designees"), and each of them, as the undersigned's attorney-in-fact and proxy, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Redeemed Shares and with respect to any and all Distributions. All such powers of attorney and proxies shall be deemed irrevocable and considered coupled with an interest in the Redeemed Shares and Distributions. This appointment will be effective with respect to the Redeemed Shares if, when, and only to the extent that, Enviroq redeems such Redeemed Shares pursuant to the Offer to Redeem. Upon the redemption, with respect to the Redeemed Shares, all prior powers of attorney and proxies given by the undersigned with respect to such Redeemed Shares and Distributions will, without further action, be revoked, and no subsequent powers of attorney or proxies may be given by the undersigned nor any written consents executed by the undersigned (and, if given or executed, will not be deemed effective). The Designees will be empowered, among other things, to exercise all voting and other rights of the undersigned with respect to the Redeemed Shares and Distributions as such Designees, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of the Stockholders, or any consent in lieu of any such meeting or otherwise, and Enviroq reserves the right to require that, in order for the Redeemed Shares or Distributions to be redeemed, Enviroq must be able, immediately upon redemption, to exercise full voting and other rights of a record and beneficial owner, including the right to act by written consent, with respect to the Redeemed Shares and Distributions.

         The undersigned represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Redeemed Shares and Distributions tendered hereby and, when the same are redeemed by Enviroq that such sale will convey good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute any additional documents which Enviroq deems necessary or desirable to complete the sale, assignment and transfer of the Redeemed Shares purchased pursuant to the Offer to Redeem. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Enviroq all Distributions in respect of the Redeemed Shares, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Enviroq shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Redeemed Shares or deduct from such purchase price the amount or value of such Distribution as determined by Enviroq in its sole discretion.

         The undersigned represents and warrants that the undersigned has full power and authority to exchange the Exchanged Shares for shares of Intrepid Stock after consummation of the Enviroq Merger. The undersigned will, upon request, execute any additional documents which Intrepid deems necessary or desirable in the exchange of the Exchanged Shares for shares of Intrepid Stock.

         No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Redeem, this tender is irrevocable; provided, however, with respect to the Exchanged Shares, if the undersigned perfects its right of dissent pursuant to applicable law, the undersigned shall have returned certificates representing shares of Enviroq Stock not redeemed in the Redemption.

         Tenders of Redeemed Shares pursuant to any one of the procedures described in the Section captioned "THE REDEMPTION -- Procedure for Tendering Shares of Enviroq Stock" of the Offer to Redeem and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer to Redeem, including the tendering Stockholder's representation and warranty that (a) such Stockholder owns the Redeemed Shares tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Redeemed Shares complies with Rule 14e-4. Enviroq's redemption of the Redeemed Shares pursuant to the Offer to Redeem will constitute a binding agreement between the undersigned and Enviroq upon the terms and subject to the conditions of the Offer to Redeem. The undersigned recognizes that under certain circumstances set forth in the Offer to Redeem, Enviroq may not be required to redeem any of the Redeemed Shares tendered hereby.

         Unless otherwise indicated herein under "Special Payment or Certificate Issuance Instructions," please issue the check for the purchase price for the Redeemed Shares in the name of the registered holder(s), and mail such check to the address of the registered holder(s), appearing under "Description of Shares of Enviroq Stock Tendered." In addition, unless otherwise indicated herein under "Special Payment or Certificate Issuance Instructions," if applicable, please redeem any certificates for shares of Enviroq Stock tendered but not eligible for redemption by Enviroq for certificates for shares of Intrepid Stock in the name of the registered holder(s) appearing under "Description of Shares of Enviroq Stock Tendered" and send the same to the address of the registered holder(s) appearing under "Description of Shares of Enviroq Stock Tendered." In the event that the boxes entitled "Special Delivery Instructions" and"Special Payment or Certificate Issuance Instructions" are both completed, please issue the check for the purchase price and exchange any certificates for shares of Enviroq Stock tendered but not eligible for redemption by Enviroq for certificates representing shares of Intrepid Stock in the name of, and deliver said check and issue such certificates for shares of Intrepid Stock to, the person or persons so indicated. The undersigned recognizes that Enviroq has no obligation pursuant to the "Special Payment or Certificate Issuance Instructions" to transfer any Redeemed Shares from the name of the registered holder thereof if Enviroq does not redeem any of the Redeemed Shares so tendered.

Stock Certificates for all of the tendered shares of Enviroq Stock in respect of which the undersigned wishes Enviroq to redeem 42.689013% are forwarded herewith. Stock certificates representing all shares of Enviroq Stock not accepted for Redemption shall be deemed surrendered pursuant to this Letter of Transmittal and will be exchanged for Stock Certificates representing shares of Intrepid Stock in the Enviroq Merger upon the consummation of the Enviroq Merger unless such Stockholder perfects and does not withdraw its right to dissent pursuant to DGCL ss. 262.



            SPECIAL PAYMENT OR CERTIFICATE                                SPECIAL DELIVERY INSTRUCTIONS
                ISSUANCE INSTRUCTIONS                                   (See Instructions 2, 4, 5 and 10)
          (See Instructions 2, 4, 5 and 10)
                                                                     To be completed ONLY if either certificates for
         To be completed ONLY if either certificates        shares of Intrepid Stock issued in exchange for shares of
for shares of Intrepid Stock issued in exchange for         Enviroq Stock tendered but not eligible for redemption
shares of Enviroq Stock tendered but not eligible for       and/or the check for the purchase price of the Redeemed
redemption or the check for the purchase price of the       Shares are to be sent to someone other than the name
Redeemed Shares is to be issued in the name of              appearing under "Description of shares of Enviroq Stock
someone other than the name appearing under                 Tendered" or to an address other than that appearing
"Description of shares of Enviroq Stock Tendered" or        under "Description of shares of Enviroq Stock
if the shares of Enviroq Stock tendered hereby and          Tendered."
delivered by book-entry transfer which are not
eligible for redemption are to be returned by credit to     Mail              [] check  []certificate(s) to:
an account at one of the Book Entry Transfer
Facilities other than that designated above.                Name
                                                                ------------------------------------------------------
                                                                                   (Please Print)
         []       Issue check to:
         []       Issue certificate for shares of           Address
                  Intrepid Stock to:                               ---------------------------------------------------

                                                            ----------------------------------------------------------
Name                                                                            (Include Zip Code)
    ---------------------------------------------------
                     (Please Print)
Address                                                     ----------------------------------------------------------
       ------------------------------------------------         (Taxpayer Identification or Social Security Number)

-------------------------------------------------------
                  (Include Zip Code)

-------------------------------------------------------
  (Taxpayer Identification or Social Security Number)

                                    IMPORTANT

             SIGN HERE AND COMPLETE SUBSTITUTE FORM W-9 ON PAGE 11.

Signature(s) of Holder(s):
                          -----------------------------------------------------

-------------------------------------------------------------------------------

Dated:
      -------------------------------------------------------------------------

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 4.)

Name(s):
         ----------------------------------------------------------------------
                                    (Please print)

Capacity (full title):
                      ---------------------------------------------------------
                                 (See Instruction 3)
Address:
        -----------------------------------------------------------------------
                                 (Including Zip Code)

Area Code and Telephone Numbers:

-------------------------------------------------------------------------------
                    (Home)                    (Business)

Tax Identification or Social Security Number.:
                                               --------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO REDEEM

         1. INADEQUATE SPACE. If the space provided herein under "Description of shares of Enviroq Stock Tendered" is inadequate, the share certificate numbers, the number of shares of Enviroq Stock evidenced by such share certificates and the number of shares of Enviroq Stock tendered should be listed on a separate signed schedule and attached hereto.

         2. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal if (i) this Letter of Transmittal is signed by the registered holder(s) (which term for purposes of this document includes any participant in any of the Book-Entry Transfer Facilities' systems whose name appears on a security position listing as the owner of shares of Enviroq Stock) of the shares of Enviroq Stock tendered herewith, unless such registered holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment or Certificate Issuance Instructions" on this Letter of Transmittal or (ii) such shares of Enviroq Stock are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each such entity being hereinafter referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 4.

         3. DELIVERY OF LETTER OF TRANSMITTAL AND STOCK CERTIFICATES. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if shares of Enviroq Stock are to be delivered by book-entry transfer pursuant to the procedure set forth in the Offer to Redeem. Stock Certificates evidencing all tendered shares of Enviroq Stock, or confirmation of a book entry transfer of such shares of Enviroq Stock (a "Book-Entry Confirmation"), if such procedure is available, into the Depositary's account at one of the Book-Entry Transfer Facilities pursuant to the procedures set forth in the Offer to Redeem, together with a properly completed and duly executed Letter of Transmittal (or copy thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message, as defined below) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Time. All shares of Enviroq Stock tendered herewith which are not redeemed in the Redemption for any reason shall be deemed surrendered and shall be exchanged for shares of Intrepid Stock in the Enviroq Merger after consummation of the Enviroq Merger, unless the Stockholder perfects and does not withdraw its right to dissent pursuant to DGCL ss. 262 prior to the Enviroq Merger. If Stock Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. The term "Agent's Message" means a message transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Facility tendering the shares of Enviroq Stock that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Enviroq may enforce such agreement against the participant.

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, STOCK CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         No alternative, conditional or contingent tenders will be accepted. By execution of this Letter of Transmittal (or a copy hereof), all tendering Stockholders waive any right to receive any notice of the acceptance of their shares of Enviroq Stock for redemption and any right to receive any notice of the exchange of the remaining shares of Enviroq Stock not redeemed in the Redemption for certificates representing shares of Intrepid Stock in the Enviroq Merger after consummation of the Enviroq Merger.

         4. SIGNATURE ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If the Letter of Transmittal is signed by the registered holder of the Stock Certificates tendered hereby, the signature must correspond with the name as written on the face of the certificates without any change or alteration whatsoever.

         If the certificates tendered hereby are owned of record by two or more joint owners, all owners must sign the Letter of Transmittal.

         If any tendered shares of Enviroq Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates. You may either make additional copies of this Letter of Transmittal or request further copies from Enviroq or the Depositary.

         If the Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and must submit proper evidence satisfactory to Enviroq of their authority so to act.

         When this Letter of Transmittal is signed by the registered holder(s) of the shares of Enviroq Stock listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for shares of Intrepid Stock to be received in exchange for shares of Enviroq Stock not tendered or purchased are to be issued to a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 2.

         If the Letter of Transmittal is signed by a person other than the registered owner of the certificates listed, or if payment is to be made or certificates for shares of Intrepid Stock exchanged for shares of Enviroq Stock not tendered or not accepted for payment are to be sent to a person other than the registered holder of the certificates surrendered, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 2.

         5. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check and/or certificates for shares of Intrepid Stock are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed.

         6. PARTIAL TENDERS. (Not applicable to Stockholders who tender by book-entry transfer.) All of the shares of Enviroq Stock represented by the Stock Certificates delivered to the Depositary will be deemed to be tendered unless otherwise indicated. Enviroq will redeem 42.698013% of the shares of Enviroq Stock tendered and will exchange the remaining 57.301987% of the shares of Enviroq Stock tendered for shares of Intrepid Stock in the Enviroq Merger upon the consummation of the Enviroq Merger, unless the Stockholder perfects and does not withdraw its right to dissent pursuant to DGCL ss. 262. If fewer than all the shares of Enviroq Stock evidenced by any certificate submitted are to be tendered, fill in the number of shares of Enviroq Stock which are to be tendered in the box entitled "Number of shares of Enviroq Stock Tendered" within the box entitled "Description of shares of Enviroq Stock Tendered." In such case, the remainder of the shares of Enviroq Stock that were evidenced by the old certificate(s) will be deemed to be surrendered and will be exchanged for shares of Intrepid Stock in the Enviroq Merger after the consummation of the Enviroq Merger and sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the consummation of the Enviroq Merger or unless the Stockholder perfects and does not withdraw its right to dissent pursuant to DGCL ss. 262 prior to the Enviroq Merger.

         7. EXCHANGE OF SHARES NOT REDEEMED. Stock certificates representing shares of Enviroq Stock not redeemed will be deemed to be surrendered and will be exchanged for shares of Intrepid Stock in the Enviroq Merger upon consummation of the Enviroq Merger, according to the instructions in this Letter of Transmittal, as promptly as practicable after the consummation of the Enviroq Merger, unless the Stockholder perfects and does not withdraw its right to dissent pursuant to DGCL ss. 262.

         8. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. Certificates for all tendered shares of Enviroq Stock together with a properly completed and duly executed Letter of Transmittal, and any other documents required by the Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth in the Offer to Redeem and must be received by the Depositary prior to the Expiration Time (as defined in the Offer to Redeem), in order to participate in the Redemption.

         The method of delivery of certificates for the shares of Enviroq Stock, the Letter of Transmittal and any other required documents is at the election and risk of the tendering Stockholder. If delivery is by mail, registered mail, return receipt requested, properly insured, is recommended.

         9. IRREGULARITIES AND WAIVERS OF CONDITIONS. All questions as to the number of shares of Enviroq Stock to be accepted, and the validity, form, eligibility (including time of receipt) and acceptance of any tender of shares of Enviroq Stock will be determined by Enviroq, in its sole discretion, and its determination shall be final and binding. Enviroq reserves the absolute right to reject any or all tenders of shares of Enviroq Stock determined by it not to be in appropriate form or the acceptance of or payment for which may, in the opinion of Enviroq's counsel, be unlawful. Enviroq also reserves the absolute right to waive any of the conditions of the Offer to Redeem or any defect or irregularity in any tender with respect to any particular shares of Enviroq Stock, and Enviroq's interpretation of the terms and conditions of the Offer to Redeem (including these instructions) shall be final and binding. Neither Enviroq, nor any other person, shall be obligated to give notice of any defects or irregularities in tenders, and none of them shall incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived. All shares of Enviroq Stock tendered herewith which are not redeemed in the Redemption for any reason shall be deemed surrendered and shall be exchanged for shares of Intrepid Stock in the Enviroq Merger after consummation of the Enviroq Merger, unless the Stockholder perfects and does not withdraw its right to dissent pursuant to DGCL ss. 262 prior to the Enviroq Merger.

         10. STOCK TRANSFER TAXES. Except as set forth in this Instruction 10, Enviroq will pay all stock transfer taxes, if any, applicable to the transfer to it of shares of Enviroq Stock redeemed pursuant to the Offer to Redeem. If payment of the purchase price is to be made to, or if certificates for shares of Intrepid Stock exchanged for shares of Enviroq Stock not tendered in the Redemption are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes or exemption therefrom is not submitted. Except as provided in this Instruction 10, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal.

         11. BACK-UP WITHHOLDING. In order to avoid backup withholding of federal income tax on payments of cash pursuant to the Offer to Redeem, a Stockholder tendering shares of Enviroq Stock in the Offer to Redeem must, unless an exemption applies, provide the Depositary with such holder's correct taxpayer identification number (i.e., social security number or employer identification number) ("TIN") on the Substitute Form W-9 below in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such holder is not subject to backup withholding. If a holder does not provide such holder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a $50 penalty on such holder and payment of cash to such holder pursuant to the Offer to Redeem may be subject to backup withholding of 31%.

         Backup withholding is not an additional income tax. Rather, the amount of the backup withholding may be credited against the federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund may be obtained by the holder upon filing an income tax return.

         The Stockholder is required to give the Depositary the TIN of the record holder of the shares of Enviroq Stock. If the shares of Enviroq Stock are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         The box in Part 3 of Substitute Form W-9 may be checked if the tendering Stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the Stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such Stockholder if a TIN is provided to the Depositary within 60 days.

         Certain Stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign Stockholders must complete and sign a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

         12. REQUESTS FOR ASSISTANCE; ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Redeem and the Letter of Transmittal and the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9," may be obtained from Enviroq or the Depositary at the addresses set forth in the Offer to Redeem.


-----------------------------------------------------------------------------------------------------------------------------------
                                              PAYER'S NAME: ENVIROQ CORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                                     PART 1 - PLEASE PROVIDE YOUR TIN IN THE BOX
                                              AT RIGHT AND CERTIFY BY SIGNING              ----------------------------------------
SUBSTITUTE                                    AND DATING BELOW                                 Social Security Number(s)

FORM              W-9                                                                    or
                                                                                           ----------------------------------------
                                                                                                Employer Identification
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE                                                                 Number(s)
                                     ----------------------------------------------------------------------------------------------
PAYER'S REQUEST
FOR TAXPAYER
IDENTIFICATION
NUMBER (TIN)
                                     PART 2 - Certification - Under penalty of perjury,
                                     I certify that:
                                     (1)     the number shown on this form is my
                                             correct Taxpayer Identification Number
                                             (or I am waiting for a number to be issued
                                             to me) and
                                     (2)     I am not subject to backup withholding                     PART 3-
                                             because (a) I am exempt from backup                     Awaiting TIN
                                             withholding or (b) I have not been                            [ ]
                                             notified by the Internal Revenue Service
                                             (the "IRS") that I am subject to backup
                                             withholding as a result of a failure to
                                             report all interest or dividends or (c) the
                                             IRS has notified me that I am no longer
                                             subject to backup withholding.
                                                                                                       PART 4-
                                                                                                        Exempt
                                                                                                          [ ]
                                     ----------------------------------------------------------------------------------------------
                                     CERTIFICATION INSTRUCTIONS - You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2). If you are exempt from backup withholding, check the box in Part 4 above.

Signature                                                             Date
         -------------------------------------------------------------     --------------------------------------------------------

       NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO
  REDEEM. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER
     IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9," FOR ADDITIONAL DETAILS.

            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9



                CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER


I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

-------------------------------------      ------------------------------------
        Signature                                           Date

                         (DO NOT WRITE IN SPACES BELOW)

DATE RECEIVED ______________                       ACCEPTED BY ______________            CHECKED BY _______________


----------------------------------------------------------------------------------------------------------------------
SHARES OF         SHARES OF         SHARES OF         CHECK             AMOUNT           SHARES OF         STOCK
ENVIROQ           ENVIROQ           ENVIROQ           NUMBER            OF CHECK         ENVIROQ           CERTIFICATE
STOCK             STOCK             STOCK                                                STOCK             NUMBER
SURRENDERED       TENDERED          ACCEPTED                                             RETURNED
----------------------------------------------------------------------------------------------------------------------
                                                                        CR. _______
                                                                        TAX _______
                                                                        NET _______
----------------------------------------------------------------------------------------------------------------------


DELIVERY PREPARED BY ________              CHECKED BY ______________                    DATE ______________________
